Exhibit 99.1

Financial Supplement

Fourth Quarter and Full Year 2018

The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the company’s website (www.citizensbank.com). The company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS											FULL YEAR
						4Q18 Change								2018 Change
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18			4Q17			2018	2017	2017
						$		%	$		%			$		%
SELECTED OPERATING DATA
Total revenue	$1,593	$1,564	$1,509	$1,462	$1,484	$29		2%	$109		7%	$6,128	$5,707	$421		7%
Noninterest expense	951	910	875	883	898	41		5	53		6	3,619	3,474	145		4

Profit before provision for credit losses	642	654	634	579	586	(12)		(2)	56		10	2,509	2,233	276		12
Provision for credit losses	85	78	85	78	83	7		9	2		2	326	321	5		2
NET INCOME	465	443	425	388	666	22		5	(201)		(30)	1,721	1,652	69		4
Net income, Underlying[1]	474	450	425	388	349	24		5	125		36	1,737	1,312	425		32
Net income available to common stockholders	450	436	425	381	666	14		3	(216)		(32)	1,692	1,638	54		3
Net income available to common stockholders, Underlying[1]	459	443	425	381	349	16		4	110		32	1,708	1,298	410		32
PER COMMON SHARE DATA
Basic earnings	$0.96	$0.92	$0.88	$0.78	$1.35	$0.04		4%	($0.39)		(29%)	$3.54	$3.26	$0.28		9%
Diluted earnings	0.96	0.91	0.88	0.78	1.35	0.05		5	(0.39)		(29)	3.52	3.25	0.27		8
Basic earnings, Underlying[1]	0.98	0.93	0.88	0.78	0.71	0.05		5	0.27		38	3.57	2.59	0.98		38
Diluted earnings, Underlying[1]	0.98	0.93	0.88	0.78	0.71	0.05		5	0.27		38	3.56	2.58	0.98		38
Cash dividends declared and paid per common share	0.27	0.27	0.22	0.22	0.18	—		—	0.09		50	0.98	0.64	0.34		53
Book value per common share	42.87	41.62	41.16	40.64	40.80	1.25		3	2.07		5	42.87	40.80	2.07		5
Tangible book value per common share	28.73	27.66	27.67	27.24	27.48	1.07		4	1.25		5	28.73	27.48	1.25		5
Dividend payout ratio	28%	29%	25%	28%	13%	(100	) bps		1,500	bps		28%	20%	800	bps
Dividend payout ratio, Underlying[1]	27	29	25	28	25	(200	) bps		200	bps		27	25	200	bps
COMMON SHARES OUTSTANDING
Average: Basic	467,338,825	475,957,526	484,744,354	487,500,618	492,149,763	(8,618,701)		(2%)	(24,810,938)		(5%)	478,822,072	502,157,440	(23,335,368)		(5%)
Diluted	469,103,134	477,599,917	486,141,695	489,266,826	493,788,007	(8,496,783)		(2)	(24,684,873)		(5)	480,430,741	503,685,091	(23,254,350)		(5)
Common shares at period-end	466,007,984	474,120,616	484,055,194	487,551,444	490,812,912	(8,112,632)		(2)	(24,804,928)		(5)	466,007,984	490,812,912	(24,804,928)		(5)
SHARE PRICE
High	$39.69	$41.76	$43.62	$48.23	$42.93	($2.07)		(5%)	($3.24)		(8%)	$48.23	$42.93	$5.30		12%
Low	27.62	38.47	38.84	40.80	36.10	(10.85)		(28)	(8.48)		(23)	27.62	31.51	(3.89)		(12)
Close	29.73	38.57	38.90	41.98	41.98	(8.84)		(23)	(12.25)		(29)	29.73	41.98	(12.25)		(29)
Market capitalization	13,854	18,287	18,830	20,467	20,604	(4,433)		(24)	(6,750)		(33)	13,854	20,604	(6,750)		(33)
SEGMENT NET INCOME
Consumer Banking	$193	$207	$197	$170	$117	($14)		(7%)	$76		65%	$767	$452	$315		70%
Commercial Banking	241	234	237	215	206	7		3	35		17	927	774	153		20
Other	31	2	(9)	3	343	29		NM	(312)		(91)	27	426	(399)		(94)

NET INCOME	$465	$443	$425	$388	$666	$22		5%	($201)		(30%)	$1,721	$1,652	$69		4%

[1]	These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED

(in millions, except ratio and headcount data)

	QUARTERLY TRENDS											FULL YEAR
						4Q18 Change								2018 Change
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18			4Q17			2018	2017	2017
						$/bps		%	$/bps		%			$/bps		%
FINANCIAL RATIOS
Net interest margin	3.22%	3.19%	3.18%	3.16%	3.08%	3	bps		14	bps		3.19%	3.02%	17	bps
Return on average common equity	9.16	8.82	8.65	7.83	13.46	34	bps		(430	) bps		8.62	8.35	27	bps
Return on average common equity, Underlying[1]	9.33	8.96	8.65	7.83	7.05	37	bps		228	bps		8.69	6.62	207	bps
Return on average tangible common equity	13.85	13.29	12.93	11.71	19.92	56	bps		(607	) bps		12.94	12.35	59	bps
Return on average tangible common equity, Underlying[1]	14.11	13.50	12.93	11.71	10.43	61	bps		368	bps		13.06	9.79	327	bps
Return on average total assets	1.17	1.13	1.11	1.04	1.75	4	bps		(58	) bps		1.11	1.10	1	bps
Return on average total assets, Underlying[1]	1.19	1.15	1.11	1.04	0.92	4	bps		27	bps		1.12	0.88	24	bps
Return on average total tangible assets	1.22	1.18	1.16	1.08	1.83	4	bps		(61	) bps		1.16	1.15	1	bps
Return on average total tangible assets, Underlying[1]	1.24	1.20	1.16	1.08	0.96	4	bps		28	bps		1.17	0.91	26	bps
Effective income tax rate	16.45	23.16	22.58	22.52	(32.40)	(671	) bps		4,885	bps		21.16	13.62	754	bps
Effective income tax rate, Underlying[1]	21.91	23.20	22.58	22.52	33.68	(129	) bps		(1,177	) bps		22.55	32.20	(965	) bps
Efficiency ratio	59.69	58.20	57.95	60.43	60.52	149	bps		(83	) bps		59.06	60.87	(181	) bps
Efficiency ratio, Underlying[1]	56.70	57.62	57.95	60.43	58.50	(92	) bps		(180	) bps		58.13	59.96	(183	) bps
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)[2]
CET1 capital ratio	10.6%	10.8%	11.2%	11.2%	11.2%
Tier 1 capital ratio	11.3	11.2	11.6	11.4	11.4
Total capital ratio	13.3	13.4	13.8	13.9	13.9
Tier 1 leverage ratio	10.0	9.9	10.2	10.0	10.0
SELECTED BALANCE SHEET DATA (PERIOD-END)
Total assets	$160,518	$158,598	$155,431	$153,453	$152,336	$1,920		1%	$8,182		5%	$160,518	$152,336	$8,182		5%
Loans and leases:
Commercial	56,783	55,405	54,888	53,144	52,031	1,378		2	4,752		9	56,783	52,031	4,752		9
Retail	59,877	59,315	58,519	58,281	58,586	562		1	1,291		2	59,877	58,586	1,291		2

Total loans and leases	116,660	114,720	113,407	111,425	110,617	1,940		2	6,043		5	116,660	110,617	6,043		5
Deposits	119,575	117,075	117,073	115,730	115,089	2,500		2	4,486		4	119,575	115,089	4,486		4
Long-term borrowed funds	14,433	15,639	13,641	13,486	11,765	(1,206)		(8)	2,668		23	14,433	11,765	2,668		23
Total stockholders’ equity	20,817	20,276	20,467	20,059	20,270	541		3	547		3	20,817	20,270	547		3
Loans-to-deposits ratio (period-end balances)[3]	97.56%	97.99%	96.87%	96.28%	96.11%	(43	) bps		145	bps		97.56%	96.11%	145	bps
Loans-to-deposits ratio (average balances)[3]	98.41	97.38	98.01	97.96	97.10	103	bps		131	bps		97.94	97.69	25	bps
Full-time equivalent colleagues	18,140	18,332	17,699	17,546	17,594	(192)		(1)	546		3	18,140	17,594	546		3

[1]	These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.
[2]

The December 31, 2017 capital ratios reflect the retrospective adoption of FASB ASU 2018-02, Income Statement-Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income.

[3]

In the third quarter of 2018, we revised our method of calculating the loans-to-deposits ratio to exclude loans held for sale. Prior periods have been adjusted to conform with the current period presentation.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q18 Change						2018 Change
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18		4Q17		2018	2017	2017
						$	%	$	%			$	%
INTEREST INCOME
Interest and fees on loans and leases	$1,347	$1,287	$1,230	$1,146	$1,121	$60	5%	$226	20%	$5,010	$4,249	$761	18%
Interest and fees on loans held for sale	14	14	5	4	5	—	—	9	180	37	18	19	106
Interest and fees on other loans held for sale	1	2	3	4	4	(1)	(50)	(3)	(75)	10	10	—	—
Investment securities	172	167	165	168	156	5	3	16	10	672	625	47	8
Interest-bearing deposits in banks	8	7	8	6	5	1	14	3	60	29	18	11	61

Total interest income	1,542	1,477	1,411	1,328	1,291	65	4	251	19	5,758	4,920	838	17

INTEREST EXPENSE
Deposits	245	214	181	145	130	31	14	115	88	785	441	344	78
Federal funds purchased and securities sold under agreements to repurchase	2	2	1	1	1	—	—	1	100	6	3	3	100
Other short-term borrowed funds	15	19	14	9	9	(4)	(21)	6	67	57	31	26	84
Long-term borrowed funds	108	94	94	82	71	14	15	37	52	378	272	106	39

Total interest expense	370	329	290	237	211	41	12	159	75	1,226	747	479	64

Net interest income	1,172	1,148	1,121	1,091	1,080	24	2	92	9	4,532	4,173	359	9

NONINTEREST INCOME
Service charges and fees	131	131	127	124	131	—	—	—	—	513	516	(3)	(1)
Card fees	62	61	60	61	56	1	2	6	11	244	233	11	5
Capital markets fees	45	47	48	39	42	(2)	(4)	3	7	179	194	(15)	(8)
Trust and investment services fees	43	45	43	40	42	(2)	(4)	1	2	171	158	13	8
Mortgage banking fees	51	49	27	25	28	2	4	23	82	152	108	44	41
Letter of credit and loan fees	34	32	32	30	31	2	6	3	10	128	121	7	6
Foreign exchange and interest rate products	34	31	34	27	32	3	10	2	6	126	109	17	16
Securities gains, net	6	3	2	8	2	3	100	4	200	19	11	8	73
Other income	15	17	15	17	40	(2)	(12)	(25)	(63)	64	84	(20)	(24)

Total noninterest income	421	416	388	371	404	5	1	17	4	1,596	1,534	62	4

TOTAL REVENUE	1,593	1,564	1,509	1,462	1,484	29	2	109	7	6,128	5,707	421	7
Provision for credit losses	85	78	85	78	83	7	9	2	2	326	321	5	2
NONINTEREST EXPENSE:
Salaries and employee benefits[1]	483	474	453	470	450	9	2	33	7	1,880	1,766	114	6
Outside services	135	107	106	99	118	28	26	17	14	447	404	43	11
Occupancy	92	81	79	81	80	11	14	12	15	333	319	14	4
Equipment expense	74	70	64	67	67	4	6	7	10	275	263	12	5
Amortization of software	50	47	46	46	46	3	6	4	9	189	180	9	5
Other operating expense[1]	117	131	127	120	137	(14)	(11)	(20)	(15)	495	542	(47)	(9)

Total noninterest expense	951	910	875	883	898	41	5	53	6	3,619	3,474	145	4

Income before income tax expense (benefit)	557	576	549	501	503	(19)	(3)	54	11	2,183	1,912	271	14
Income tax expense (benefit)	92	133	124	113	(163)	(41)	(31)	255	156	462	260	202	78

Net income	$465	$443	$425	$388	$666	$22	5%	($201)	(30%)	$1,721	$1,652	$69	4%

Net income, Underlying[2]	$474	$450	$425	$388	$349	$24	5%	$125	36%	$1,737	$1,312	$425	32%

Net income available to common stockholders	$450	$436	$425	$381	$666	$14	3%	($216)	(32%)	$1,692	$1,638	$54	3%

Net income available to common stockholders, Underlying[2]	$459	$443	$425	$381	$349	$16	4%	$110	32%	$1,708	$1,298	$410	32%

[1]

As of January 1, 2018, we retrospectively adopted ASU 2017-07, Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which requires the service cost component of net periodic pension and postretirement benefit cost to be reported separately in the Consolidated Statements of Operations from the other components. Prior periods have been adjusted to conform with the current period presentation.

[2]	These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.

CONSOLIDATED BALANCE SHEETS (unaudited)

(in millions)

PERIOD-END BALANCES	AS OF					DECEMBER 31, 2018 CHANGE
	Dec 31, 2018	Sept 30, 2018	June 30, 2018	Mar 31, 2018	Dec 31, 2017	Sept 30, 2018		Dec 31, 2017
						$	%	$	%
ASSETS
Cash and due from banks	$1,081	$976	$997	$1,172	$987	$105	11%	$94	10%
Interest-bearing cash and due from banks	2,993	3,015	2,868	2,687	2,045	(22)	(1)	948	46
Interest-bearing deposits in banks	148	142	114	142	192	6	4	(44)	(23)
Debt securities available for sale, at fair value[1]	19,895	20,152	20,157	19,958	20,157	(257)	(1)	(262)	(1)
Debt securities held to maturity[1]	4,165	4,284	4,417	4,555	4,685	(119)	(3)	(520)	(11)
Equity securities, at fair value[1]	181	175	170	172	169	6	3	12	7
Equity securities, at cost[1]	834	874	769	748	722	(40)	(5)	112	16
Loans held for sale, at fair value	1,219	1,303	521	478	497	(84)	(6)	722	145
Other loans held for sale	101	27	189	322	221	74	NM	(120)	(54)
Loans and leases	116,660	114,720	113,407	111,425	110,617	1,940	2	6,043	5
Less: Allowance for loan and lease losses	(1,242)	(1,242)	(1,253)	(1,246)	(1,236)	—	—	(6)	—

Net loans and leases	115,418	113,478	112,154	110,179	109,381	1,940	2	6,037	6
Derivative assets	317	173	224	274	617	144	83	(300)	(49)
Premises and equipment	791	753	720	687	685	38	5	106	15
Bank-owned life insurance	1,698	1,687	1,677	1,669	1,656	11	1	42	3
Goodwill	6,923	6,946	6,887	6,887	6,887	(23)	—	36	1
Due from broker	—	—	—	84	6	—	—	(6)	(100)
Other assets	4,754	4,613	3,567	3,439	3,429	141	3	1,325	39

TOTAL ASSETS	$160,518	$158,598	$155,431	$153,453	$152,336	$1,920	1%	$8,182	5%

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$29,458	$29,785	$29,439	$28,437	$29,279	($327)	(1%)	$179	1%
Interest-bearing	90,117	87,290	87,634	87,293	85,810	2,827	3	4,307	5

Total deposits	119,575	117,075	117,073	115,730	115,089	2,500	2	4,486	4
Federal funds purchased and securities sold under agreements to repurchase[2]	1,156	374	326	315	815	782	209	341	42
Other short-term borrowed funds	1,653	2,006	1,499	1,494	1,856	(353)	(18)	(203)	(11)
Derivative liabilities	292	449	425	331	310	(157)	(35)	(18)	(6)
Deferred taxes, net	573	430	456	475	571	143	33	2	—
Long-term borrowed funds	14,433	15,639	13,641	13,486	11,765	(1,206)	(8)	2,668	23
Due to broker	—	381	—	84	—	(381)	(100)	—	—
Other liabilities	2,019	1,968	1,544	1,479	1,660	51	3	359	22

TOTAL LIABILITIES	139,701	138,322	134,964	133,394	132,066	1,379	1	7,635	6
STOCKHOLDERS’ EQUITY
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	840	543	543	247	247	297	55	593	240
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	18,815	18,816	18,806	18,797	18,781	(1)	—	34	—
Retained earnings[3]	5,385	5,062	4,755	4,437	4,164	323	6	1,221	29
Treasury stock, at cost	(3,133)	(2,833)	(2,433)	(2,283)	(2,108)	(300)	(11)	(1,025)	(49)
Accumulated other comprehensive loss[3]	(1,096)	(1,318)	(1,210)	(1,145)	(820)	222	17	(276)	(34)

TOTAL STOCKHOLDERS’ EQUITY	20,817	20,276	20,467	20,059	20,270	541	3	547	3

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$160,518	$158,598	$155,431	$153,453	$152,336	$1,920	1%	$8,182	5%

Memo: Total tangible common equity	$13,389	$13,117	$13,394	$13,280	$13,489	$272	2%	($100)	(1%)

[1]

As of January 1, 2018, we adopted ASU 2016-01, Financial Instruments, Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities, which requires separate presentation of financial assets and financial liabilities by measurement category and form of financial assets on the balance sheet.

[2]	Balances are net of certain short-term receivables associated with reverse repurchase agreements.
[3]

The December 31, 2017 balances reflect the retrospective adoption of FASB ASU 2018-02, Income Statement-Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income.

LOANS AND DEPOSITS

(in millions)

PERIOD-END BALANCES	AS OF					DECEMBER 31, 2018 CHANGE
	Dec 31, 2018	Sept 30, 2018	June 30, 2018	Mar 31, 2018	Dec 31, 2017	September 30, 2018		December 31, 2017
						$	%	$	%
LOANS AND LEASES
Commercial	$40,857	$39,770	$39,278	$38,277	$37,562	$1,087	3%	$3,295	9%
Commercial real estate	13,023	12,630	12,528	11,775	11,308	393	3	1,715	15
Leases	2,903	3,005	3,082	3,092	3,161	(102)	(3)	(258)	(8)

Total commercial loans and leases	56,783	55,405	54,888	53,144	52,031	1,378	2	4,752	9

Residential mortgages	18,978	18,493	17,814	17,346	17,045	485	3	1,933	11
Home equity loans	1,073	1,131	1,211	1,298	1,392	(58)	(5)	(319)	(23)
Home equity lines of credit	12,710	12,863	13,014	13,190	13,483	(153)	(1)	(773)	(6)
Home equity loans serviced by others[1]	399	429	465	504	542	(30)	(7)	(143)	(26)
Home equity lines of credit serviced by others[1]	104	114	124	136	149	(10)	(9)	(45)	(30)
Automobile	12,106	12,255	12,517	12,794	13,204	(149)	(1)	(1,098)	(8)
Education	8,900	8,712	8,450	8,324	8,134	188	2	766	9
Credit card	1,991	1,911	1,877	1,808	1,848	80	4	143	8
Other retail	3,616	3,407	3,047	2,881	2,789	209	6	827	30

Total retail loans	59,877	59,315	58,519	58,281	58,586	562	1	1,291	2

Total loans and leases	$116,660	$114,720	$113,407	$111,425	$110,617	$1,940	2%	$6,043	5%

Loans held for sale, at fair value	1,219	1,303	521	478	497	(84)	(6)	722	145
Other loans held for sale	101	27	189	322	221	74	NM	(120)	(54)

Loans and leases and loans held for sale	$117,980	$116,050	$114,117	$112,225	$111,335	$1,930	2%	$6,645	6%

DEPOSITS
Demand	$29,458	$29,785	$29,439	$28,437	$29,279	($327)	(1%)	$179	1%
Checking with interest	23,067	22,323	22,775	21,767	22,229	744	3	838	4
Regular savings	12,007	10,523	9,902	9,896	9,518	1,484	14	2,489	26
Money market accounts	35,701	35,613	36,139	38,880	37,454	88	—	(1,753)	(5)
Term deposits	19,342	18,831	18,818	16,750	16,609	511	3	2,733	16

Total deposits	$119,575	$117,075	$117,073	$115,730	$115,089	$2,500	2%	$4,486	4%

[1]	Our Serviced by Others (“SBO”) portfolio consists of purchased loans and lines of credit that were originally serviced by others.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS

(in millions)

	QUARTERLY TRENDS									FULL YEAR
AVERAGE BALANCES						4Q18 Change						2018 Change
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18		4Q17		2018	2017	2017
						$	%	$	%			$	%
ASSETS
Interest-bearing cash and due from banks and deposits in banks	$1,467	$1,604	$1,801	$1,442	$1,528	($137)	(9%)	($61)	(4%)	$1,579	$1,807	($228)	(13%)

Taxable investment securities	25,081	25,225	25,197	25,433	25,678	(144)	(1)	(597)	(2)	25,233	25,696	(463)	(2)
Non-taxable investment securities	5	6	6	6	6	(1)	(17)	(1)	(17)	6	7	(1)	(14)

Total investment securities	25,086	25,231	25,203	25,439	25,684	(145)	(1)	(598)	(2)	25,239	25,703	(464)	(2)

Investment securities and interest-bearing deposits	26,553	26,835	27,004	26,881	27,212	(282)	(1)	(659)	(2)	26,818	27,510	(692)	(3)

Commercial	40,472	39,592	39,399	37,960	37,713	880	2	2,759	7	39,363	37,631	1,732	5
Commercial real estate	12,900	12,656	12,071	11,549	11,396	244	2	1,504	13	12,299	11,178	1,121	10
Leases	2,938	3,028	3,073	3,114	3,201	(90)	(3)	(263)	(8)	3,038	3,437	(399)	(12)

Total commercial loans and leases	56,310	55,276	54,543	52,623	52,310	1,034	2	4,000	8	54,700	52,246	2,454	5

Residential mortgages	18,713	18,147	17,488	17,162	16,794	566	3	1,919	11	17,883	16,017	1,866	12
Home equity loans	1,101	1,168	1,252	1,342	1,437	(67)	(6)	(336)	(23)	1,215	1,610	(395)	(25)
Home equity lines of credit	12,790	12,925	13,112	13,353	13,501	(135)	(1)	(711)	(5)	13,043	13,706	(663)	(5)
Home equity loans serviced by others[1]	411	444	480	520	564	(33)	(7)	(153)	(27)	463	642	(179)	(28)
Home equity lines of credit serviced by others[1]	108	118	130	142	156	(10)	(8)	(48)	(31)	124	181	(57)	(31)
Automobile	12,179	12,379	12,657	13,015	13,277	(200)	(2)	(1,098)	(8)	12,555	13,491	(936)	(7)
Education	8,801	8,481	8,374	8,283	8,071	320	4	730	9	8,486	7,557	929	12
Credit cards	1,973	1,909	1,854	1,828	1,803	64	3	170	9	1,891	1,725	166	10
Other retail	3,507	3,124	2,966	2,847	2,537	383	12	970	38	3,113	2,117	996	47

Total retail loans	59,583	58,695	58,313	58,492	58,140	888	2	1,443	2	58,773	57,046	1,727	3

Total loans and leases	115,893	113,971	112,856	111,115	110,450	1,922	2	5,443	5	113,473	109,292	4,181	4
Loans held for sale, at fair value	1,245	1,228	470	420	482	17	1	763	158	844	490	354	72
Other loans held for sale	79	129	195	255	285	(50)	(39)	(206)	(72)	164	190	(26)	(14)

Interest-earning assets	143,770	142,163	140,525	138,671	138,429	1,607	1	5,341	4	141,299	137,482	3,817	3
Allowance for loan and lease losses	(1,241)	(1,255)	(1,246)	(1,236)	(1,222)	14	1	(19)	(2)	(1,245)	(1,225)	(20)	(2)
Goodwill	6,946	6,926	6,887	6,887	6,887	20	—	59	1	6,912	6,883	29	—
Other noninterest-earning assets	8,257	7,790	7,087	7,201	7,017	467	6	1,240	18	7,587	6,813	774	11

TOTAL ASSETS	$157,732	$155,624	$153,253	$151,523	$151,111	$2,108	1%	$6,621	4%	$154,553	$149,953	$4,600	3%

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Checking with interest	$21,792	$21,780	$22,185	$21,665	$21,459	$12	—%	$333	2%	$21,856	$21,458	$398	2%
Money market accounts	35,929	36,593	36,396	37,084	37,483	(664)	(2)	(1,554)	(4)	36,497	37,450	(953)	(3)
Regular savings	11,220	10,198	9,889	9,627	9,473	1,022	10	1,747	18	10,238	9,384	854	9
Term deposits	19,000	18,764	17,838	16,503	16,470	236	1	2,530	15	18,035	15,448	2,587	17

Total interest-bearing deposits	87,941	87,335	86,308	84,879	84,885	606	1	3,056	4	86,626	83,740	2,886	3
Federal funds purchased and securities sold under agreements to repurchase[2]	821	643	504	645	685	178	28	136	20	654	776	(122)	(16)
Other short-term borrowed funds	1,828	2,239	1,677	1,481	2,432	(411)	(18)	(604)	(25)	1,808	2,321	(513)	(22)
Long-term borrowed funds	14,086	12,793	13,394	13,549	11,658	1,293	10	2,428	21	13,455	12,479	976	8

Total borrowed funds	16,735	15,675	15,575	15,675	14,775	1,060	7	1,960	13	15,917	15,576	341	2

Total interest-bearing liabilities	104,676	103,010	101,883	100,554	99,660	1,666	2	5,016	5	102,543	99,316	3,227	3
Total demand deposits	29,824	29,703	28,834	28,544	28,868	121	—	956	3	29,231	28,134	1,097	4
Other liabilities	2,948	2,769	2,433	2,446	2,712	179	6	236	9	2,651	2,637	14	1

TOTAL LIABILITIES	137,448	135,482	133,150	131,544	131,240	1,966	1	6,208	5	134,425	130,087	4,338	3

STOCKHOLDERS’ EQUITY	20,284	20,142	20,103	19,979	19,871	142	1	413	2	20,128	19,866	262	1

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$157,732	$155,624	$153,253	$151,523	$151,111	$2,108	1%	$6,621	4%	$154,553	$149,953	$4,600	3%

Memo: Total average tangible common equity	$12,907	$13,011	$13,200	$13,198	$13,266	($104)	(1%)	($359)	(3%)	$13,078	$13,267	($189)	(1%)
Total deposits (interest-bearing and demand)	$117,765	$117,038	$115,142	$113,423	$113,753	$727	1%	$4,012	4%	$115,857	$111,874	$3,983	4%

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others.
[2]	Balances are net of certain short-term receivables associated with reverse repurchase agreements.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS, CONTINUED

(in millions, except rates)

	QUARTERLY TRENDS										FULL YEAR
AVERAGE ANNUALIZED YIELDS AND RATES	4Q18		3Q18		2Q18		1Q18		4Q17		2018		2017
	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense
INTEREST-EARNING ASSETS
Interest-bearing deposits in banks	2.05%	$8	1.85%	$7	1.77%	$8	1.61%	$6	1.30%	$5	1.82%	$29	0.96%	$18

Taxable investment securities	2.73	172	2.65	167	2.62	165	2.64	168	2.44	156	2.66	672	2.43	625
Non-taxable investment securities	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—

Total investment securities	2.73	172	2.65	167	2.62	165	2.64	168	2.44	156	2.66	672	2.43	625

Investment securities and interest-bearing deposits		180		174		173		174		161		701		643

Commercial	4.25	440	4.14	419	4.07	405	3.77	357	3.65	352	4.06	1,621	3.50	1,334
Commercial real estate	4.77	157	4.56	147	4.39	134	4.11	119	3.80	110	4.47	557	3.55	402
Leases	2.81	20	2.74	21	2.69	21	2.61	20	2.48	20	2.71	82	2.50	86

Total commercial loans and leases	4.30	617	4.16	587	4.06	560	3.77	496	3.61	482	4.08	2,260	3.44	1,822

Residential mortgages	3.67	171	3.62	164	3.57	156	3.56	153	3.57	149	3.60	644	3.57	571
Home equity loans	6.09	17	5.93	18	5.91	18	5.76	19	5.60	20	5.91	72	5.68	91
Home equity lines of credit	4.91	158	4.66	152	4.40	144	4.20	138	3.97	135	4.54	592	3.75	514
Home equity loans serviced by others[1]	7.48	8	7.45	8	7.23	9	7.31	9	7.20	11	7.36	34	7.09	46
Home equity lines of credit serviced by others[1]	4.56	1	4.89	2	3.62	1	3.98	1	4.32	1	4.23	5	4.07	7
Automobile	3.90	119	3.74	117	3.60	113	3.47	112	3.39	114	3.68	461	3.27	442
Education	5.87	130	5.78	124	5.71	119	5.58	114	5.43	111	5.74	487	5.33	403
Credit cards	10.51	52	10.77	52	10.74	50	10.70	48	10.46	47	10.68	202	10.75	185
Other retail	8.17	74	8.10	63	8.10	60	7.97	56	7.92	51	8.09	253	7.94	168

Total retail loans	4.87	730	4.73	700	4.61	670	4.49	650	4.37	639	4.68	2,750	4.25	2,427

Total loans and leases	4.59	1,347	4.46	1,287	4.34	1,230	4.15	1,146	4.01	1,121	4.39	5,010	3.87	4,249
Loans held for sale, at fair value	4.59	14	4.49	14	4.15	5	3.84	4	3.70	5	4.38	37	3.58	18
Other loans held for sale	5.13	1	6.44	2	6.38	3	6.21	4	5.49	4	6.18	10	5.36	10

Total interest-earning assets	4.24	1,542	4.11	1,477	4.00	1,411	3.85	1,328	3.69	1,291	4.05	5,758	3.56	4,920
INTEREST-BEARING LIABILITIES
Checking with interest	0.75	42	0.67	36	0.61	34	0.48	26	0.41	23	0.63	138	0.37	79
Money market accounts	1.14	104	1.03	95	0.87	79	0.71	65	0.61	58	0.94	343	0.53	198
Regular savings	0.35	10	0.12	3	0.05	1	0.05	1	0.05	1	0.15	15	0.04	4
Term deposits	1.88	89	1.68	80	1.50	67	1.30	53	1.18	48	1.61	289	1.04	160

Total interest-bearing deposits	1.10	245	0.98	214	0.84	181	0.69	145	0.61	130	0.91	785	0.53	441
Federal funds purchased and securities sold under agreements to repurchase[2]	1.27	2	0.93	2	0.73	1	0.68	1	0.45	1	0.94	6	0.38	3
Other short-term borrowed funds	3.48	15	3.21	19	3.48	14	2.40	9	1.58	9	3.18	57	1.32	31
Long-term borrowed funds	3.01	108	2.94	94	2.77	94	2.44	82	2.42	71	2.79	378	2.17	272

Total borrowed funds	2.98	125	2.90	115	2.78	109	2.36	92	2.19	81	2.76	441	1.96	306

Total interest-bearing liabilities	1.40	370	1.27	329	1.14	290	0.95	237	0.84	211	1.19	1,226	0.75	747
INTEREST RATE SPREAD	2.84		2.84		2.87		2.90		2.85		2.86		2.81
NET INTEREST MARGIN	3.22%		3.19%		3.18%		3.16%		3.08%		3.19%		3.02%
Memo: Total deposit costs	0.82%	$245	0.73%	$214	0.63%	$181	0.52%	$145	0.45%	$130	0.68%	$785	0.39%	$441

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others.
[2]	Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING

(in millions, except ratio data)

	FOURTH QUARTER 2018				THIRD QUARTER 2018				CHANGE
									4Q18 from 3Q18
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps		%
Net interest income	$796	$384	($8)	$1,172	$776	$380	($8)	$1,148	$24		2%
Noninterest income	265	140	16	421	258	140	18	416	5		1

Total revenue	1,061	524	8	1,593	1,034	520	10	1,564	29		2
Noninterest expense	723	203	25	951	686	202	22	910	41		5

Profit (loss) before provision for credit losses	338	321	(17)	642	348	318	(12)	654	(12)		(2)
Provision for credit losses	80	7	(2)	85	71	14	(7)	78	7		9

Income (loss) before income tax expense (benefit)	258	314	(15)	557	277	304	(5)	576	(19)		(3)
Income tax expense (benefit)	65	73	(46)	92	70	70	(7)	133	(41)		(31)

Net income	$193	$241	$31	$465	$207	$234	$2	$443	$22		5%

AVERAGE BALANCES
Total assets	$64,187	$53,970	$39,575	$157,732	$62,974	$52,871	$39,779	$155,624	$2,108		1%
Total loans and leases[2]	61,920	52,963	2,334	117,217	61,045	51,881	2,402	115,328	1,889		2
Deposits	79,174	30,608	7,983	117,765	78,128	31,224	7,686	117,038	727		1
Interest-earning assets	61,975	53,221	28,574	143,770	61,097	52,137	28,929	142,163	1,607		1
KEY METRICS
Net interest margin	5.09%	2.86%	NM	3.22%	5.04%	2.89%	NM	3.19%	3	bps
Efficiency ratio	68.22	38.73	NM	59.69	66.29	38.83	NM	58.20	149	bps
Loans-to-deposits ratio (period-end balances)[3]	76.02	172.27	NM	97.56	77.15	169.64	NM	97.99	(43	) bps
Loans-to-deposits ratio (average balances)[3]	76.91	172.07	NM	98.41	76.79	165.17	NM	97.38	103	bps
Return on average total tangible assets	1.19	1.78	NM	1.22	1.31	1.75	NM	1.18	4	bps

[1]

Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

[2]	Includes loans held for sale.
[3]

In the third quarter of 2018, we revised our method of calculating the loans-to-deposits ratio to exclude loans held for sale. Prior periods have been adjusted to conform with the current period presentation.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED

(in millions, except ratio data)

	FOURTH QUARTER 2018				FOURTH QUARTER 2017				CHANGE
									4Q18 from 4Q17
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps		%
Net interest income[2]	$796	$384	($8)	$1,172	$682	$367	$31	$1,080	$92		9%
Noninterest income	265	140	16	421	229	138	37	404	17		4

Total revenue	1,061	524	8	1,593	911	505	68	1,484	109		7
Noninterest expense	723	203	25	951	654	195	49	898	53		6

Profit (loss) before provision for credit losses	338	321	(17)	642	257	310	19	586	56		10
Provision for credit losses	80	7	(2)	85	76	(1)	8	83	2		2

Income (loss) before income tax expense (benefit)	258	314	(15)	557	181	311	11	503	54		11
Income tax expense (benefit)	65	73	(46)	92	64	105	(332)	(163)	255		156

Net income	$193	$241	$31	$465	$117	$206	$343	$666	($201)		(30%)

AVERAGE BALANCES
Total assets	$64,187	$53,970	$39,575	$157,732	$60,911	$50,169	$40,031	$151,111	$6,621		4%
Total loans and leases[3]	61,920	52,963	2,334	117,217	59,547	48,938	2,732	111,217	6,000		5
Deposits	79,174	30,608	7,983	117,765	75,154	31,514	7,085	113,753	4,012		4
Interest-earning assets	61,975	53,221	28,574	143,770	59,598	49,118	29,713	138,429	5,341		4
KEY METRICS
Net interest margin	5.09%	2.86%	NM	3.22%	4.54%	2.96%	NM	3.08%	14	bps
Efficiency ratio	68.22	38.73	NM	59.69	71.90	38.84	NM	60.52	(83	) bps
Loans-to-deposits ratio (period-end balances)[4]	76.02	172.27	NM	97.56	79.05	151.54	NM	96.11	145	bps
Loans-to-deposits ratio (average balances)[4]	76.91	172.07	NM	98.41	78.80	154.03	NM	97.10	131	bps
Return on average total tangible assets	1.19	1.78	NM	1.22	0.76	1.62	NM	1.83	(61	) bps

[1]

Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

[2]

We periodically evaluate and refine our methodologies used to allocate items among our business operating segments. In the first quarter of 2018, we enhanced our assumptions for the liquidity and deposit component within our Funds Transfer Pricing (“FTP”) methodology which provides a credit for sources of funds and a charge for the use of funds by each business operating segment. The enhancement largely provides increased credit for the stability of deposit composition, and an increased charge for unused commitments under lending arrangements. Prior periods have not been adjusted for this change.

[3]	Includes loans held for sale.
[4]

In the third quarter of 2018, we revised our method of calculating the loans-to-deposits ratio to exclude loans held for sale. Prior periods have been adjusted to conform with the current period presentation.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED

(in millions, except ratio data)

	FULL YEAR 2018				FULL YEAR 2017				CHANGE
									2018 from 2017
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps		%
Net interest income[2]	$3,064	$1,497	($29)	$4,532	$2,651	$1,411	$111	$4,173	$359		9%
Noninterest income	973	545	78	1,596	905	538	91	1,534	62		4

Total revenue	4,037	2,042	49	6,128	3,556	1,949	202	5,707	421		7
Noninterest expense	2,723	813	83	3,619	2,593	772	109	3,474	145		4

Profit (loss) before provision for credit losses	1,314	1,229	(34)	2,509	963	1,177	93	2,233	276		12
Provision for credit losses	289	26	11	326	265	19	37	321	5		2

Income (loss) before income tax expense (benefit)	1,025	1,203	(45)	2,183	698	1,158	56	1,912	271		14
Income tax expense (benefit)	258	276	(72)	462	246	384	(370)	260	202		78

Net income	$767	$927	$27	$1,721	$452	$774	$426	$1,652	$69		4%

AVERAGE BALANCES
Total assets	$62,444	$52,362	$39,747	$154,553	$59,714	$49,747	$40,492	$149,953	$4,600		3%
Total loans and leases[3]	60,691	51,344	2,446	114,481	58,371	48,655	2,946	109,972	4,509		4
Deposits	77,542	30,704	7,611	115,857	74,873	30,005	6,996	111,874	3,983		4
Interest-earning assets	60,743	51,572	28,984	141,299	58,422	48,802	30,258	137,482	3,817		3
KEY METRICS
Net interest margin	5.04%	2.90%	NM	3.19%	4.54%	2.89%	NM	3.02%	17	bps
Efficiency ratio	67.47	39.80	NM	59.06	72.93	39.62	NM	60.87	(181	) bps
Loans-to-deposits ratio (period-end balances)[4]	76.02	172.27	NM	97.56	79.05	151.54	NM	96.11	145	bps
Loans-to-deposits ratio (average balances)[4]	77.42	166.09	NM	97.94	77.49	161.15	NM	97.69	25	bps
Return on average total tangible assets	1.23	1.77	NM	1.16	0.76	1.56	NM	1.15	1	bps

[1]

Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

[2]

We periodically evaluate and refine our methodologies used to allocate items among our business operating segments. In the first quarter of 2018, we enhanced our assumptions for the liquidity and deposit component within our Funds Transfer Pricing (“FTP”) methodology which provides a credit for sources of funds and a charge for the use of funds by each business operating segment. The enhancement largely provides increased credit for the stability of deposit composition, and an increased charge for unused commitments under lending arrangements. Prior periods have not been adjusted for this change.

[3]	Includes loans held for sale.
[4]

In the third quarter of 2018, we revised our method of calculating the loans-to-deposits ratio to exclude loans held for sale. Prior periods have been adjusted to conform with the current period presentation.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING

(in millions, except ratio data)

	QUARTERLY TRENDS											FULL YEAR
CONSUMER BANKING						4Q18 Change								2018 Change
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18			4Q17			2018	2017	2017
						$/bps		%	$/bps		%			$/bps		%
Net interest income[1]	$796	$776	$759	$733	$682	$20		3%	$114		17%	$3,064	$2,651	$413		16%
Noninterest income	265	258	228	222	229	7		3	36		16	973	905	68		8

Total revenue	1,061	1,034	987	955	911	27		3	150		16	4,037	3,556	481		14
Noninterest expense	723	686	658	656	654	37		5	69		11	2,723	2,593	130		5

Profit before provision for credit losses	338	348	329	299	257	(10)		(3)	81		32	1,314	963	351		36
Provision for credit losses	80	71	66	72	76	9		13	4		5	289	265	24		9

Income before income tax expense	258	277	263	227	181	(19)		(7)	77		43	1,025	698	327		47
Income tax expense	65	70	66	57	64	(5)		(7)	1		2	258	246	12		5

Net income	$193	$207	$197	$170	$117	($14)		(7%)	$76		65%	$767	$452	$315		70%

AVERAGE BALANCES
Total assets	$64,187	$62,974	$61,232	$61,348	$60,911	$1,213		2%	$3,276		5%	$62,444	$59,714	$2,730		5%
Total loans and leases[2]	61,920	61,045	59,830	59,942	59,547	875		1	2,373		4	60,691	58,371	2,320		4
Deposits	79,174	78,128	77,402	75,416	75,154	1,046		1	4,020		5	77,542	74,873	2,669		4
Interest-earning assets	61,975	61,097	59,880	59,994	59,598	878		1	2,377		4	60,743	58,422	2,321		4
KEY METRICS
Net interest margin	5.09%	5.04%	5.08%	4.96%	4.54%	5	bps		55	bps		5.04%	4.54%	50	bps
Efficiency ratio	68.22	66.29	66.68	68.72	71.90	193	bps		(368	) bps		67.47	72.93	(546	) bps
Loans-to-deposits ratio (period-end balances)[3]	76.02	77.15	76.56	76.43	79.05	(113	) bps		(303	) bps		76.02	79.05	(303	) bps
Loans-to-deposits ratio (average balances)[3]	76.91	76.79	76.92	79.14	78.80	12	bps		(189	) bps		77.42	77.49	(7	) bps
Return on average total tangible assets	1.19	1.31	1.29	1.12	0.76	(12	) bps		43	bps		1.23	0.76	47	bps

[1]

We periodically evaluate and refine our methodologies used to allocate items among our business operating segments. In the first quarter of 2018, we enhanced our assumptions for the liquidity and deposit component within our Funds Transfer Pricing (“FTP”) methodology which provides a credit for sources of funds and a charge for the use of funds by each business operating segment. The enhancement largely provides increased credit for the stability of deposit composition, and an increased charge for unused commitments under lending arrangements. Prior periods have not been adjusted for this change.

[2]	Includes loans held for sale.
[3]

In the third quarter of 2018, we revised our method of calculating the loans-to-deposits ratio to exclude loans held for sale. Prior periods have been adjusted to conform with the current period presentation.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING, CONTINUED

(in millions, except ratio data)

	QUARTERLY TRENDS											FULL YEAR
						4Q18 Change								2018 Change
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18			4Q17			2018	2017	2017
						$/bps		%	$/bps		%			$/bps		%
MORTGAGE BANKING FEES[1]
Production revenue	$28	$31	$18	$15	$21	($3)		(10%)	$7		33%	$92	$84	$8		10%
Mortgage servicing revenue	21	16	9	7	6	5		31	15		250	53	22	31		141
MSR valuation changes, net of hedge impact	2	2	—	3	1	—		—	1		100	7	2	5		250

Total mortgage banking fees	$51	$49	$27	$25	$28	$2		4%	$23		82%	$152	$108	$44		41%

Gain on sale of secondary originations[1,2]	0.82%	0.96%	2.24%	2.17%	2.47%	(14	) bps		(165	) bps		1.10%	2.51%	(141	) bps

RESIDENTIAL REAL ESTATE ORIGINATIONS[1]
Retail	$1,693	$1,939	$1,729	$1,367	$1,687	($246)		(13%)	$6		—%	$6,728	$7,177	($449)		(6%)
Third Party	2,880	2,178	—	—	—	702		32	2,880		100	5,058	—	5,058		100

Total	$4,573	$4,117	$1,729	$1,367	$1,687	$456		11%	$2,886		171%	$11,786	$7,177	$4,609		64%

Originated for sale	80%	74%	42%	45%	45%	600	bps		3,500	bps		68%	41%	2,700	bps
Originated for investment	20	26	58	55	55	(600	) bps		(3,500	) bps		32	59	(2,700	) bps

Total	100%	100%	100%	100%	100%							100%	100%

MORTGAGE SERVICING INFORMATION (UPB)[1]
Loans serviced for others	$69,593	$67,520	$21,589	$20,248	$20,316	$2,073		3%	$49,277		243%	$69,593	$20,316	$49,277		243%
Owned loans serviced	18,298	17,709	16,553	15,963	15,598	589		3	2,700		17	18,298	15,598	2,700		17

Total	$87,891	$85,229	$38,142	$36,211	$35,914	$2,662		3%	$51,977		145%	$87,891	$35,914	$51,977		145%

MSR carrying value[1,3]	$821	$831	$217	$201	$198	($10)		(1%)	$623		NM	$821	$198	$623		NM

[1]	Beginning in the third quarter of 2018, results reflect the impact of the August 1, 2018 Franklin American Mortgage Company acquisition.
[2]	In the first quarter 2018, we revised our method of calculating the gain on sale of secondary originations. Prior periods have been adjusted to conform with the current period presentation.
[3]

The MSR carrying value as of December 31, 2018 reflects $600 million held at fair value and $221 million held at the lower of cost or market. The MSR carrying value as of September 30, 2018 reflects $612 million held at fair value and $219 million held at the lower of cost or market. The MSR carrying value for all prior periods is at the lower of cost or market.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING

(in millions, except ratio data)

	QUARTERLY TRENDS											FULL YEAR
COMMERCIAL BANKING						4Q18 Change								2018 Change
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18			4Q17			2018	2017	2017
						$/bps		%	$/bps		%			$/bps		%
Net interest income[1]	$384	$380	$376	$357	$367	$4		1%	$17		5%	$1,497	$1,411	$86		6%
Noninterest income	140	140	140	125	138	—		—	2		1	545	538	7		1

Total revenue	524	520	516	482	505	4		1	19		4	2,042	1,949	93		5
Noninterest expense	203	202	200	208	195	1		—	8		4	813	772	41		5

Profit before provision for credit losses	321	318	316	274	310	3		1	11		4	1,229	1,177	52		4
Provision for credit losses	7	14	9	(4)	(1)	(7)		(50)	8		NM	26	19	7		37

Income before income tax expense	314	304	307	278	311	10		3	3		1	1,203	1,158	45		4
Income tax expense	73	70	70	63	105	3		4	(32)		(30)	276	384	(108)		(28)

Net income	$241	$234	$237	$215	$206	$7		3%	$35		17%	$927	$774	$153		20%

AVERAGE BALANCES
Total assets	$53,970	$52,871	$52,170	$50,393	$50,169	$1,099		2%	$3,801		8%	$52,362	$49,747	$2,615		5%
Total loans and leases[2]	52,963	51,881	51,202	49,285	48,938	1,082		2	4,025		8	51,344	48,655	2,689		6
Deposits	30,608	31,224	30,214	30,766	31,514	(616)		(2)	(906)		(3)	30,704	30,005	699		2
Interest-earning assets	53,221	52,137	51,404	49,479	49,118	1,084		2	4,103		8	51,572	48,802	2,770		6
KEY METRICS
Net interest margin	2.86%	2.89%	2.93%	2.93%	2.96%	(3	) bps		(10	) bps		2.90%	2.89%	1	bps
Efficiency ratio	38.73	38.83	38.80	43.07	38.84	(10	) bps		(11	) bps		39.80	39.62	18	bps
Loans-to-deposits ratio (period-end balances)[3]	172.27	169.64	167.02	160.16	151.54	263	bps		2,073	bps		172.27	151.54	2,073	bps
Loans-to-deposits ratio (average balances)[3]	172.07	165.17	168.23	158.84	154.03	690	bps		1,804	bps		166.09	161.15	494	bps
Return on average total tangible assets	1.78	1.75	1.82	1.73	1.62	3	bps		16	bps		1.77	1.56	21	bps

[1]

We periodically evaluate and refine our methodologies used to allocate items among our business operating segments. In the first quarter of 2018, we enhanced our assumptions for the liquidity and deposit component within our Funds Transfer Pricing (“FTP”) methodology which provides a credit for sources of funds and a charge for the use of funds by each business operating segment. The enhancement largely provides increased credit for the stability of deposit composition, and an increased charge for unused commitments under lending arrangements. Prior periods have not been adjusted for this change.

[2]	Includes loans held for sale.
[3]

In the third quarter of 2018, we revised our method of calculating the loans-to-deposits ratio to exclude loans held for sale. Prior periods have been adjusted to conform with the current period presentation.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER

(in millions)

	QUARTERLY TRENDS									FULL YEAR
OTHER[1]						4Q18 Change						2018 Change
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18		4Q17		2018	2017	2017
						$/bps	%	$/bps	%			$/bps	%
Net interest income	($8)	($8)	($14)	$1	$31	$—	—%	($39)	(126%)	($29)	$111	($140)	(126%)
Noninterest income	16	18	20	24	37	(2)	(11)	(21)	(57)	78	91	(13)	(14)

Total revenue	8	10	6	25	68	(2)	(20)	(60)	(88)	49	202	(153)	(76)
Noninterest expense	25	22	17	19	49	3	14	(24)	(49)	83	109	(26)	(24)

(Loss) profit before provision for credit losses	(17)	(12)	(11)	6	19	(5)	(42)	(36)	(189)	(34)	93	(127)	(137)
Provision for credit losses	(2)	(7)	10	10	8	5	71	(10)	(125)	11	37	(26)	(70)

(Loss) income before income tax benefit	(15)	(5)	(21)	(4)	11	(10)	(200)	(26)	(236)	(45)	56	(101)	(180)
Income tax benefit	(46)	(7)	(12)	(7)	(332)	(39)	NM	286	86	(72)	(370)	298	81

Net income (loss)	$31	$2	($9)	$3	$343	$29	NM	($312)	(91%)	$27	$426	($399)	(94%)

AVERAGE BALANCES
Total assets	$39,575	$39,779	$39,851	$39,782	$40,031	($204)	(1%)	($456)	(1%)	$39,747	$40,492	($745)	(2%)
Total loans and leases[2]	2,334	2,402	2,489	2,563	2,732	(68)	(3)	(398)	(15)	2,446	2,946	(500)	(17)
Deposits	7,983	7,686	7,526	7,241	7,085	297	4	898	13	7,611	6,996	615	9
Interest-earning assets	28,574	28,929	29,241	29,198	29,713	(355)	(1)	(1,139)	(4)	28,984	30,258	(1,274)	(4)

[1]

Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

[2]	Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATED

(in millions, except ratio data)

	QUARTERLY TRENDS											FULL YEAR
CONSOLIDATED						4Q18 Change								2018 Change
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18			4Q17			2018	2017	2017
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$1,172	$1,148	$1,121	$1,091	$1,080	$24		2%	$92		9%	$4,532	$4,173	$359		9%
Noninterest income	421	416	388	371	404	5		1	17		4	1,596	1,534	62		4

Total revenue	1,593	1,564	1,509	1,462	1,484	29		2	109		7	6,128	5,707	421		7
Noninterest expense	951	910	875	883	898	41		5	53		6	3,619	3,474	145		4

Profit before provision for credit losses	642	654	634	579	586	(12)		(2)	56		10	2,509	2,233	276		12
Provision for credit losses	85	78	85	78	83	7		9	2		2	326	321	5		2

Income before income tax expense (benefit)	557	576	549	501	503	(19)		(3)	54		11	2,183	1,912	271		14
Income tax expense (benefit)	92	133	124	113	(163)	(41)		(31)	255		156	462	260	202		78

Net income	$465	$443	$425	$388	$666	$22		5%	($201)		(30%)	$1,721	$1,652	$69		4%

AVERAGE BALANCES
Total assets	$157,732	$155,624	$153,253	$151,523	$151,111	$2,108		1%	$6,621		4%	$154,553	$149,953	$4,600		3%
Total loans and leases[1]	117,217	115,328	113,521	111,790	111,217	1,889		2	6,000		5	114,481	109,972	4,509		4
Deposits	117,765	117,038	115,142	113,423	113,753	727		1	4,012		4	115,857	111,874	3,983		4
Interest-earning assets	143,770	142,163	140,525	138,671	138,429	1,607		1	5,341		4	141,299	137,482	3,817		3
KEY METRICS
Net interest margin	3.22%	3.19%	3.18%	3.16%	3.08%	3	bps		14	bps		3.19%	3.02%	17	bps
Efficiency ratio	59.69	58.20	57.95	60.43	60.52	149	bps		(83	) bps		59.06	60.87	(181	) bps
Loans-to-deposits ratio (period-end balances)[2]	97.56	97.99	96.87	96.28	96.11	(43	) bps		145	bps		97.56	96.11	145	bps
Loans-to-deposits ratio (average balances)[2]	98.41	97.38	98.01	97.96	97.10	103	bps		131	bps		97.94	97.69	25	bps
Return on average total tangible assets	1.22	1.18	1.16	1.08	1.83	4	bps		(61	) bps		1.16	1.15	1	bps

[1]	Includes loans held for sale.
[2]

In the third quarter of 2018, we revised our method of calculating the loans-to-deposits ratio to exclude loans held for sale. Prior periods have been adjusted to conform with the current period presentation.

CREDIT-RELATED INFORMATION

(in millions)

	AS OF					DECEMBER 31, 2018 CHANGE
	Dec 31, 2018	Sept 30, 2018	June 30, 2018	Mar 31, 2018	Dec 31, 2017	Sept 30, 2018		Dec 31, 2017
						$	%	$	%
CREDIT EXPOSURE
Loans and leases:
Commercial	$40,857	$39,770	$39,278	$38,277	$37,562	$1,087	3%	$3,295	9%
Commercial real estate	13,023	12,630	12,528	11,775	11,308	393	3	1,715	15
Leases	2,903	3,005	3,082	3,092	3,161	(102)	(3)	(258)	(8)

Total commercial loans and leases	56,783	55,405	54,888	53,144	52,031	1,378	2	4,752	9
Residential mortgages	18,978	18,493	17,814	17,346	17,045	485	3	1,933	11
Home equity loans	1,073	1,131	1,211	1,298	1,392	(58)	(5)	(319)	(23)
Home equity lines of credit	12,710	12,863	13,014	13,190	13,483	(153)	(1)	(773)	(6)
Home equity loans serviced by others[1]	399	429	465	504	542	(30)	(7)	(143)	(26)
Home equity lines of credit serviced by others[1]	104	114	124	136	149	(10)	(9)	(45)	(30)
Automobile	12,106	12,255	12,517	12,794	13,204	(149)	(1)	(1,098)	(8)
Education	8,900	8,712	8,450	8,324	8,134	188	2	766	9
Credit card	1,991	1,911	1,877	1,808	1,848	80	4	143	8
Other retail	3,616	3,407	3,047	2,881	2,789	209	6	827	30

Total retail loans	59,877	59,315	58,519	58,281	58,586	562	1	1,291	2

Total loans and leases	116,660	114,720	113,407	111,425	110,617	1,940	2	6,043	5

Derivative receivable:
Derivative receivable - commercial	303	166	217	268	611	137	83	(308)	(50)
Derivative receivable - retail	14	7	7	6	6	7	100	8	133

Total derivative receivable	317	173	224	274	617	144	83	(300)	(49)

Total credit-related assets	116,977	114,893	113,631	111,699	111,234	2,084	2	5,743	5

Lending-related arrangements:
Undrawn commitments to extend credit - commercial	41,757	38,982	37,657	35,915	35,745	2,775	7	6,012	17
Financial standby letters of credit	1,926	1,934	1,974	1,966	2,036	(8)	—	(110)	(5)
Performance letters of credit	146	131	120	109	47	15	11	99	211
Commercial letters of credit	53	74	56	43	53	(21)	(28)	—	—
Marketing rights	37	37	39	41	41	—	—	(4)	(10)
Risk participation agreements	19	14	14	18	16	5	36	3	19

Total commercial lending-related arrangements	43,938	41,172	39,860	38,092	37,938	2,766	7	6,000	16
Undrawn commitments to extend credit - retail	27,796	27,747	27,732	27,192	27,214	49	—	582	2
Residential mortgage loans sold with recourse	5	6	6	6	7	(1)	(17)	(2)	(29)

Total retail lending-related arrangements	27,801	27,753	27,738	27,198	27,221	48	—	580	2

Total lending-related arrangements	71,739	68,925	67,598	65,290	65,159	2,814	4	6,580	10

Total credit exposure	$188,716	$183,818	$181,229	$176,989	$176,393	$4,898	3%	$12,323	7%

Memo: Total credit exposure by product:
Commercial exposure	$101,024	$96,743	$94,965	$91,504	$90,580	$4,281	4%	$10,444	12%
Retail exposure	87,692	87,075	86,264	85,485	85,813	617	1	1,879	2

Total credit exposure	$188,716	$183,818	$181,229	$176,989	$176,393	$4,898	3%	$12,323	7%

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions, except ratio data)

	AS OF					DECEMBER 31, 2018 CHANGE
	Dec 31, 2018	Sept 30, 2018	June 30, 2018	Mar 31, 2018	Dec 31, 2017	Sept 30, 2018			Dec 31, 2017
						$/bps		%	$/bps		%
NONPERFORMING ASSETS
Commercial	$194	$228	$249	$244	$238	($34)		(15%)	($44)		(18%)
Commercial real estate	7	30	31	30	27	(23)		(77)	(20)		(74)
Leases	—	—	—	—	—	—		—	—		—

Total commercial loans and leases	201	258	280	274	265	(57)		(22)	(64)		(24)
Residential mortgages	136	136	119	128	128	—		—	8		6
Home equity loans	50	53	59	66	72	(3)		(6)	(22)		(31)
Home equity lines of credit	231	221	225	235	233	10		5	(2)		(1)
Home equity loans serviced by others[1]	17	19	19	23	25	(2)		(11)	(8)		(32)
Home equity lines of credit serviced by others[1]	15	16	17	17	18	(1)		(6)	(3)		(17)
Automobile	81	67	62	60	70	14		21	11		16
Education	38	38	40	41	38	—		—	—		—
Credit card	20	17	17	18	17	3		18	3		18
Other retail	8	7	7	6	5	1		14	3		60

Total retail loans	596	574	565	594	606	22		4	(10)		(2)

Nonperforming loans and leases	797	832	845	868	871	(35)		(4)	(74)		(8)

Other nonperforming assets - Retail	34	31	29	34	36	3		10	(2)		(6)

Nonperforming assets	$831	$863	$874	$902	$907	($32)		(4%)	($76)		(8%)

NONPERFORMING ASSETS BY PRODUCT
Commercial	$201	$258	$280	$274	$265	($57)		(22%)	($64)		(24%)
Retail	630	605	594	628	642	25		4	(12)		(2)

Total nonperforming assets	$831	$863	$874	$902	$907	($32)		(4%)	($76)		(8%)

ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.06%	1.08%	1.10%	1.12%	1.12%	(2	) bps		(6	) bps
Allowance for loan and lease losses to nonperforming loans and leases	155.99	149.29	148.20	143.60	141.96	670	bps		NM
Nonperforming loans and leases to loans and leases	0.68	0.73	0.75	0.78	0.79	(5	) bps		(11	) bps
Nonperforming assets to total assets	0.52	0.54	0.56	0.59	0.60	(2	) bps		(8	) bps

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q18 Change						2018 Change
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18		4Q17		2018	2017	2017
						$	%	$	%			$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS
Commercial	$17	$14	$14	$3	$15	$3	21%	$2	13%	$48	$62	($14)	(23%)
Commercial real estate	—	4	—	—	—	(4)	(100)	—	—	4	13	(9)	(69)
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—

Total commercial loans and leases	17	18	14	3	15	(1)	(6)	2	13	52	75	(23)	(31)
Residential mortgages	2	2	2	2	2	—	—	—	—	8	11	(3)	(27)
Home equity loans	1	1	1	3	2	—	—	(1)	(50)	6	11	(5)	(45)
Home equity lines of credit	6	6	7	7	7	—	—	(1)	(14)	26	34	(8)	(24)
Home equity loans serviced by others[1]	3	1	2	3	3	2	200	—	—	9	15	(6)	(40)
Home equity lines of credit serviced by others[1]	1	1	1	1	—	—	—	1	100	4	5	(1)	(20)
Automobile	37	39	36	46	50	(2)	(5)	(13)	(26)	158	181	(23)	(13)
Education	17	17	19	15	19	—	—	(2)	(11)	68	59	9	15
Credit card	17	17	18	16	15	—	—	2	13	68	61	7	11
Other retail	30	25	20	20	18	5	20	12	67	95	60	35	58

Total retail loans	114	109	106	113	116	5	5	(2)	(2)	442	437	5	1

Total gross charge-offs	$131	$127	$120	$116	$131	$4	3%	$—	—%	$494	$512	($18)	(4%)

GROSS RECOVERIES
Commercial	$6	$2	$2	$5	$13	$4	200%	($7)	(54%)	$15	$37	($22)	(59%)
Commercial real estate	3	—	—	1	—	3	100	3	100	4	3	1	33
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—

Total commercial loans and leases	9	2	2	6	13	7	NM	(4)	(31)	19	40	(21)	(53)
Residential mortgages	1	1	1	2	1	—	—	—	—	5	6	(1)	(17)
Home equity loans	2	2	4	3	3	—	—	(1)	(33)	11	13	(2)	(15)
Home equity lines of credit	4	4	4	4	4	—	—	—	—	16	16	—	—
Home equity loans serviced by others[1]	4	4	3	4	4	—	—	—	—	15	18	(3)	(17)
Home equity lines of credit serviced by others[1]	2	2	2	1	1	—	—	1	100	7	7	—	—
Automobile	15	16	18	18	18	(1)	(6)	(3)	(17)	67	73	(6)	(8)
Education	4	4	4	4	5	—	—	(1)	(20)	16	15	1	7
Credit card	2	2	3	1	1	—	—	1	100	8	7	1	14
Other retail	3	4	3	3	3	(1)	(25)	—	—	13	12	1	8

Total retail loans	37	39	42	40	40	(2)	(5)	(3)	(8)	158	167	(9)	(5)

Total gross recoveries	$46	$41	$44	$46	$53	$5	12%	($7)	(13%)	$177	$207	($30)	(14%)

NET CHARGE-OFFS (RECOVERIES)
Commercial	$11	$12	$12	($2)	$2	($1)	(8%)	$9	NM	$33	$25	$8	32%
Commercial real estate	(3)	4	—	(1)	—	(7)	(175)	(3)	100	—	10	(10)	(100)
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—

Total commercial loans and leases	8	16	12	(3)	2	(8)	(50)	6	NM	33	35	(2)	(6)
Residential mortgages	1	1	1	—	1	—	—	—	—	3	5	(2)	(40)
Home equity loans	(1)	(1)	(3)	—	(1)	—	—	—	—	(5)	(2)	(3)	(150)
Home equity lines of credit	2	2	3	3	3	—	—	(1)	(33)	10	18	(8)	(44)
Home equity loans serviced by others[1]	(1)	(3)	(1)	(1)	(1)	2	67	—	—	(6)	(3)	(3)	(100)
Home equity lines of credit serviced by others[1]	(1)	(1)	(1)	—	(1)	—	—	—	—	(3)	(2)	(1)	(50)
Automobile	22	23	18	28	32	(1)	(4)	(10)	(31)	91	108	(17)	(16)
Education	13	13	15	11	14	—	—	(1)	(7)	52	44	8	18
Credit card	15	15	15	15	14	—	—	1	7	60	54	6	11
Other retail	27	21	17	17	15	6	29	12	80	82	48	34	71

Total retail loans	77	70	64	73	76	7	10	1	1	284	270	14	5

Total net charge-offs (recoveries)	$85	$86	$76	$70	$78	($1)	(1%)	$7	9%	$317	$305	$12	4%

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions, except rates)

	QUARTERLY TRENDS											FULL YEAR
						4Q18 Change								2018 Change
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18			4Q17			2018	2017	2017
						$/bps		%	$/bps		%			$/bps		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial	0.11%	0.13%	0.12%	(0.02%)	0.02%	(2	) bps		9	bps		0.08%	0.07%	1	bps
Commercial real estate	(0.11)	0.11	—	(0.02)	(0.01)	(22	) bps		(10	) bps		—	0.09	(9	) bps
Leases	—	—	—	(0.01)	—	—	bps		—	bps		—	—	—	bps
Total commercial loans and leases	0.05	0.12	0.09	(0.02)	0.01	(7	) bps		4	bps		0.06	0.07	(1	) bps
Residential mortgages	0.01	0.02	0.02	—	0.01	(1	) bps		—	bps		0.01	0.03	(2	) bps
Home equity loans	(0.21)	(0.50)	(0.71)	0.04	(0.40)	29	bps		19	bps		(0.34)	(0.14)	(20	) bps
Home equity lines of credit	0.07	0.04	0.10	0.10	0.07	3	bps		—	bps		0.08	0.13	(5	) bps
Home equity loans serviced by others[1]	(1.45)	(2.03)	(1.53)	(0.62)	(0.92)	58	bps		(53	) bps		(1.38)	(0.49)	(89	) bps
Home equity lines of credit serviced by others[1]	(3.87)	(4.97)	(3.33)	0.31	(1.01)	110	bps		(286	) bps		(2.81)	(0.68)	(213	) bps
Automobile	0.71	0.76	0.57	0.87	0.95	(5	) bps		(24	) bps		0.73	0.80	(7	) bps
Education	0.59	0.61	0.72	0.53	0.75	(2	) bps		(16	) bps		0.61	0.59	2	bps
Credit card	3.09	3.06	3.36	3.22	2.95	3	bps		14	bps		3.18	3.10	8	bps
Other retail	3.07	2.64	2.31	2.40	2.50	43	bps		57	bps		2.63	2.31	32	bps
Total retail loans	0.51	0.47	0.44	0.50	0.52	4	bps		(1	) bps		0.48	0.47	1	bps
Total loans and leases	0.29%	0.30%	0.27%	0.26%	0.28%	(1	) bps		1	bps		0.28%	0.28%	—	bps
Memo: Average loans:
Commercial	$40,472	$39,592	$39,399	$37,960	$37,713	$880		2%	$2,759		7%	$39,363	$37,631	$1,732		5%
Commercial real estate	12,900	12,656	12,071	11,549	11,396	244		2	1,504		13	12,299	11,178	1,121		10
Leases	2,938	3,028	3,073	3,114	3,201	(90)		(3)	(263)		(8)	3,038	3,437	(399)		(12)

Total commercial loans and leases	56,310	55,276	54,543	52,623	52,310	1,034		2	4,000		8	54,700	52,246	2,454		5
Residential mortgages	18,713	18,147	17,488	17,162	16,794	566		3	1,919		11	17,883	16,017	1,866		12
Home equity loans	1,101	1,168	1,252	1,342	1,437	(67)		(6)	(336)		(23)	1,215	1,610	(395)		(25)
Home equity lines of credit	12,790	12,925	13,112	13,353	13,501	(135)		(1)	(711)		(5)	13,043	13,706	(663)		(5)
Home equity loans serviced by others[1]	411	444	480	520	564	(33)		(7)	(153)		(27)	463	642	(179)		(28)
Home equity lines of credit serviced by others[1]	108	118	130	142	156	(10)		(8)	(48)		(31)	124	181	(57)		(31)
Automobile	12,179	12,379	12,657	13,015	13,277	(200)		(2)	(1,098)		(8)	12,555	13,491	(936)		(7)
Education	8,801	8,481	8,374	8,283	8,071	320		4	730		9	8,486	7,557	929		12
Credit card	1,973	1,909	1,854	1,828	1,803	64		3	170		9	1,891	1,725	166		10
Other retail	3,507	3,124	2,966	2,847	2,537	383		12	970		38	3,113	2,117	996		47

Total retail loans	59,583	58,695	58,313	58,492	58,140	888		2	1,443		2	58,773	57,046	1,727		3

Total loans and leases	$115,893	$113,971	$112,856	$111,115	$110,450	$1,922		2%	$5,443		5%	$113,473	$109,292	$4,181		4%

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q18 Change						2018 Change
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18		4Q17		2018	2017	2017
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$1,242	$1,253	$1,246	$1,236	$1,224	($11)	(1%)	$18	1%	$1,236	$1,236	$—	—%
Charge-offs:
Commercial	17	18	14	3	15	(1)	(6)	2	13	52	75	(23)	(31)
Retail	114	109	106	113	116	5	5	(2)	(2)	442	437	5	1

Total charge-offs	131	127	120	116	131	4	3	—	—	494	512	(18)	(4)
Recoveries:
Commercial	9	2	2	6	13	7	NM	(4)	(31)	19	40	(21)	(53)
Retail	37	39	42	40	40	(2)	(5)	(3)	(8)	158	167	(9)	(5)

Total recoveries	46	41	44	46	53	5	12	(7)	(13)	177	207	(30)	(14)

Net charge-offs	85	86	76	70	78	(1)	(1)	7	9	317	305	12	4
Provision for loan and lease losses:
Commercial	(9)	8	16	23	49	(17)	(213)	(58)	(118)	38	57	(19)	(33)
Retail	94	67	67	57	41	27	40	53	129	285	248	37	15

Total provision for loan and lease losses	85	75	83	80	90	10	13	(5)	(6)	323	305	18	6

Allowance for loan and lease losses - ending	$1,242	$1,242	$1,253	$1,246	$1,236	$—	—%	$6	—%	$1,242	$1,236	$6	—%

Reserve for unfunded lending commitments - beginning	$91	$88	$86	$88	$95	$3	3%	($4)	(4%)	$88	$72	$16	22%
Provision for unfunded lending commitments	—	3	2	(2)	(7)	(3)	(100)	7	100	3	16	(13)	(81)

Reserve for unfunded lending commitments - ending	$91	$91	$88	$86	$88	$—	—%	$3	3%	$91	$88	$3	3%

Total allowance for credit losses - ending	$1,333	$1,333	$1,341	$1,332	$1,324	$—	—%	$9	1%	$1,333	$1,324	$9	1%

Memo: Total allowance for credit losses by product:
Commercial	$781	$798	$803	$797	$773	($17)	(2%)	$8	1%	$781	$773	$8	1%
Retail	552	535	538	535	551	17	3	1	—	552	551	1	—

Total allowance for credit losses	$1,333	$1,333	$1,341	$1,332	$1,324	$—	—%	$9	1%	$1,333	$1,324	$9	1%

CAPITAL AND RATIOS

(in millions, except ratio data)

	AS OF									FULL YEAR
						DECEMBER 31, 2018 CHANGE						2018 Change
	Dec 31, 2018	Sept 30, 2018	June 30, 2018	Mar 31, 2018	Dec 31, 2017	Sept 30, 2018		Dec 31, 2017		2018	2017	2017
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)[1]
CET1 capital	$14,485	$14,435	$14,604	$14,425	$14,309	$50	—%	$176	1%
Tier 1 capital	15,325	14,978	15,147	14,672	14,556	347	2	769	5
Total capital	18,157	17,810	18,056	17,905	17,781	347	2	376	2
Risk-weighted assets	136,202	133,249	130,621	129,066	127,692	2,953	2	8,510	7
Adjusted average assets[2]	153,026	150,717	148,341	146,441	145,601	2,309	2	7,425	5
CET1 capital ratio	10.6%	10.8%	11.2%	11.2%	11.2%
Tier 1 capital ratio	11.3	11.2	11.6	11.4	11.4
Total capital ratio	13.3	13.4	13.8	13.9	13.9
Tier 1 leverage ratio	10.0	9.9	10.2	10.0	10.0
TANGIBLE COMMON EQUITY (PERIOD-END)
Common stockholders’ equity	$19,977	$19,733	$19,924	$19,812	$20,023	$244	1%	($46)	—%	$19,977	$20,023	($46)	—%
Less: Goodwill	6,923	6,946	6,887	6,887	6,887	(23)	—	36	1	6,923	6,887	36	1
Less: Other intangible assets	31	33	2	2	2	(2)	(6)	29	NM	31	2	29	NM
Add: Deferred tax liabilities[3]	366	363	359	357	355	3	1	11	3	366	355	11	3

Total tangible common equity	$13,389	$13,117	$13,394	$13,280	$13,489	$272	2%	($100)	(1%)	$13,389	$13,489	($100)	(1%)

TANGIBLE COMMON EQUITY (AVERAGE)
Common stockholders’ equity	$19,521	$19,599	$19,732	$19,732	$19,624	($78)	—%	($103)	(1%)	$19,645	$19,618	$27	—%
Less: Goodwill	6,946	6,926	6,887	6,887	6,887	20	—	59	1	6,912	6,883	29	—
Less: Other intangible assets	32	22	2	2	2	10	45	30	NM	14	2	12	NM
Add: Deferred tax liabilities[3]	364	360	357	355	531	4	1	(167)	(31)	359	534	(175)	(33)

Total tangible common equity	$12,907	$13,011	$13,200	$13,198	$13,266	($104)	(1%)	($359)	(3%)	$13,078	$13,267	($189)	(1%)

INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$6,923	$6,946	$6,887	$6,887	$6,887	($23)	—%	$36	1%	$6,923	$6,887	$36	1%
Other intangible assets	31	33	2	2	2	(2)	(6)	29	NM	31	2	29	NM

Total intangible assets	$6,954	$6,979	$6,889	$6,889	$6,889	($25)	—%	$65	1%	$6,954	$6,889	$65	1%

[1]

The December 31, 2017 capital ratios reflect the retrospective adoption of FASB ASU 2018-02, Income Statement-Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income.

[2]

Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.

[3]	Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

(in millions, except share, per-share and ratio data)

Key Performance Metrics:

Our Management uses certain key performance metrics (KPMs) to gauge our progress against strategic and operational goals, as well as to compare our performance against peers. The KPMs are referred to in our Registration Statements on Form S-1 and our external financial reports filed with the Securities and Exchange Commission. The KPMs include:

•	Return on average tangible common equity (ROTCE);
•	Return on average total tangible assets (ROTA);
•	Efficiency ratio;
•	Operating leverage; and
•	Common equity tier 1 capital ratio.

Established targets for the KPMs are based on Management-reporting results which are currently referred to by the Company as “Underlying” results. In historical periods, these results may have been referred to as “Adjusted” or “Adjusted/Underlying” results. We believe that Underlying results, which exclude notable items, provide the best representation of our underlying financial progress toward the KPMs as the results exclude items that our Management does not consider indicative of our on-going financial performance. We have consistently shown investors our KPMs on a Management-reporting basis since our initial public offering in September of 2014. KPMs that reflect Underlying results are considered non-GAAP financial measures.

Non-GAAP Financial Measures:

This document contains non-GAAP financial measures denoted as Underlying results. In historical periods, these results may have been referred to as Adjusted or Adjusted/Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FULL YEAR
							4Q18 Change						2018 Change
		4Q18	3Q18	2Q18	1Q18	4Q17	3Q18		4Q17		2018	2017	2017
							$	%	$	%			$	%
Noninterest income, Underlying:
Noninterest income (GAAP)		$421	$416	$388	$371	$404	$5	1%	$17	4%	$1,596	$1,534	$62	4%
Less: Notable items		(5)	—	—	—	17	(5)	(100)	(22)	(129)	(5)	6	(11)	(183)

Noninterest income, Underlying (non-GAAP)		$426	$416	$388	$371	$387	$10	2%	$39	10%	$1,601	$1,528	$73	5%

Total revenue, Underlying:
Total revenue (GAAP)	A	$1,593	$1,564	$1,509	$1,462	$1,484	$29	2%	$109	7%	$6,128	$5,707	$421	7%
Less: Notable items		(5)	—	—	—	17	(5)	(100)	(22)	(129)	(5)	6	(11)	(183)

Total revenue, Underlying (non-GAAP)	B	$1,598	$1,564	$1,509	$1,462	$1,467	$34	2%	$131	9%	$6,133	$5,701	$432	8%

Noninterest expense, Underlying:
Noninterest expense (GAAP)	C	$951	$910	$875	$883	$898	$41	5%	$53	6%	$3,619	$3,474	$145	4%
Less: Notable items		45	9	—	—	40	36	NM	5	13	54	55	(1)	(2)

Noninterest expense, Underlying (non-GAAP)	D	$906	$901	$875	$883	$858	$5	1%	$48	6%	$3,565	$3,419	$146	4%

Pre-provision profit:
Total revenue (GAAP)	A	$1,593	$1,564	$1,509	$1,462	$1,484	$29	2%	$109	7%	$6,128	$5,707	$421	7%
Less: Noninterest expense (GAAP)	C	951	910	875	883	898	41	5	53	6	3,619	3,474	145	4

Pre-provision profit (GAAP)		$642	$654	$634	$579	$586	($12)	(2%)	$56	10%	$2,509	$2,233	$276	12%

Pre-provision profit, Underlying:
Total revenue, Underlying (non-GAAP)	B	$1,598	$1,564	$1,509	$1,462	$1,467	$34	2%	$131	9%	$6,133	$5,701	$432	8%
Less: Noninterest expense, Underlying (non-GAAP)	D	906	901	875	883	858	5	1	48	6	3,565	3,419	146	4

Pre-provision profit, Underlying (non-GAAP)		$692	$663	$634	$579	$609	$29	4%	$83	14%	$2,568	$2,282	$286	13%

Total credit-related costs, Underlying:
Provision for credit losses (GAAP)		$85	$78	$85	$78	$83	$7	9%	$2	2%	$326	$321	$5	2%
Add: Notable items		—	—	—	—	—	—	—	—	—	—	26	(26)	(100)

Total credit-related costs, Underlying (non-GAAP)		$85	$78	$85	$78	$83	$7	9%	$2	2%	$326	$347	($21)	(6%)

Income before income tax expense, Underlying:
Income before income tax expense (GAAP)	E	$557	$576	$549	$501	$503	($19)	(3%)	$54	11%	$2,183	$1,912	$271	14%
Less: Income (expense) before income tax expense (benefit) related to notable items		(50)	(9)	—	—	(23)	(41)	NM	(27)	(117)	(59)	(23)	(36)	(157)

Income before income tax expense, Underlying (non-GAAP)	F	$607	$585	$549	$501	$526	$22	4%	$81	15%	$2,242	$1,935	$307	16%

Income tax expense, Underlying:
Income tax expense (benefit) (GAAP)	G	$92	$133	$124	$113	($163)	($41)	(31%)	$255	156%	$462	$260	$202	78%
Less: Income tax expense (benefit) related to notable items		(41)	(2)	—	—	(340)	(39)	NM	299	88	(43)	(363)	320	88

Income tax expense, Underlying (non-GAAP)	H	$133	$135	$124	$113	$177	($2)	(1%)	($44)	(25%)	$505	$623	($118)	(19%)

Net income, Underlying:
Net income (GAAP)	I	$465	$443	$425	$388	$666	$22	5%	($201)	(30%)	$1,721	$1,652	$69	4%
Add: Notable items, net of income tax expense (benefit)		9	7	—	—	(317)	2	29	326	103	16	(340)	356	105

Net income, Underlying (non-GAAP)	J	$474	$450	$425	$388	$349	$24	5%	$125	36%	$1,737	$1,312	$425	32%

Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	K	$450	$436	$425	$381	$666	$14	3%	($216)	(32%)	$1,692	$1,638	$54	3%
Add: Notable items, net of income tax expense (benefit)		9	7	—	—	(317)	2	29	326	103	16	(340)	356	105

Net income available to common stockholders, Underlying (non-GAAP)	L	$459	$443	$425	$381	$349	$16	4%	$110	32%	$1,708	$1,298	$410	32%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS											FULL YEAR
							4Q18 Change								2018 Change
		4Q18	3Q18	2Q18	1Q18	4Q17	3Q18			4Q17			2018	2017	2017
							$/bps		%	$/bps		%			$/bps		%
Operating leverage:
Total revenue (GAAP)	A	$1,593	$1,564	$1,509	$1,462	$1,484	$29		1.78%	$109		7.30%	$6,128	$5,707	$421		7.37%
Less: Noninterest expense (GAAP)	C	951	910	875	883	898	41		4.39	53		5.82	3,619	3,474	145		4.18

Operating leverage									(2.61%)			1.48%					3.19%

Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	B	$1,598	$1,564	$1,509	$1,462	$1,467	$34		2.08%	$131		8.89%	$6,133	$5,701	$432		7.58%
Less: Noninterest expense, Underlying (non-GAAP)	D	906	901	875	883	858	5		0.44	48		5.53	3,565	3,419	146		4.30

Operating leverage, Underlying (non-GAAP)									1.64%			3.36%					3.28%

Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	C/A	59.69%	58.20%	57.95%	60.43%	60.52%	149	bps		(83	) bps		59.06%	60.87%	(181	) bps
Efficiency ratio, Underlying (non-GAAP)	D/B	56.70	57.62	57.95	60.43	58.50	(92	) bps		(180	) bps		58.13	59.96	(183	) bps
Effective income tax rate and effective income tax rate, Underlying:
Effective income tax rate	G/E	16.45%	23.16%	22.58%	22.52%	(32.40%)	(671	) bps		4,885	bps		21.16%	13.62%	754	bps
Effective income tax rate, Underlying (non-GAAP)	H/F	21.91	23.20	22.58	22.52	33.68	(129	) bps		(1,177	) bps		22.55	32.20	(965	) bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	M	$19,521	$19,599	$19,732	$19,732	$19,624	($78)		—%	($103)		(1%)	$19,645	$19,618	$27		—%
Return on average common equity	K/M	9.16%	8.82%	8.65%	7.83%	13.46%	34	bps		(430	) bps		8.62%	8.35%	27	bps
Return on average common equity, Underlying (non-GAAP)	L/M	9.33	8.96	8.65	7.83	7.05	37	bps		228	bps		8.69	6.62	207	bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	M	$19,521	$19,599	$19,732	$19,732	$19,624	($78)		—%	($103)		(1%)	$19,645	$19,618	$27		—%
Less: Average goodwill (GAAP)		6,946	6,926	6,887	6,887	6,887	20		—	59		1	6,912	6,883	29		—
Less: Average other intangibles (GAAP)		32	22	2	2	2	10		45	30		NM	14	2	12		NM
Add: Average deferred tax liabilities related to goodwill (GAAP)		364	360	357	355	531	4		1	(167)		(31)	359	534	(175)		(33)

Average tangible common equity	N	$12,907	$13,011	$13,200	$13,198	$13,266	($104)		(1%)	($359)		(3%)	$13,078	$13,267	($189)		(1%)

Return on average tangible common equity	K/N	13.85%	13.29%	12.93%	11.71%	19.92%	56	bps		(607	) bps		12.94%	12.35%	59	bps
Return on average tangible common equity, Underlying (non-GAAP)	L/N	14.11	13.50	12.93	11.71	10.43	61	bps		368	bps		13.06	9.79	327	bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	O	$157,732	$155,624	$153,253	$151,523	$151,111	$2,108		1%	$6,621		4%	$154,553	$149,953	$4,600		3%
Return on average total assets	I/O	1.17%	1.13%	1.11%	1.04%	1.75%	4	bps		(58	) bps		1.11%	1.10%	1	bps
Return on average total assets, Underlying (non-GAAP)	J/O	1.19	1.15	1.11	1.04	0.92	4	bps		27	bps		1.12	0.88	24	bps
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	O	$157,732	$155,624	$153,253	$151,523	$151,111	$2,108		1%	$6,621		4%	$154,553	$149,953	$4,600		3%
Less: Average goodwill (GAAP)		6,946	6,926	6,887	6,887	6,887	20		—	59		1	6,912	6,883	29		—
Less: Average other intangibles (GAAP)		32	22	2	2	2	10		45	30		NM	14	2	12		NM
Add: Average deferred tax liabilities related to goodwill (GAAP)		364	360	357	355	531	4		1	(167)		(31)	359	534	(175)		(33)

Average tangible assets	P	$151,118	$149,036	$146,721	$144,989	$144,753	$2,082		1%	$6,365		4%	$147,986	$143,602	$4,384		3%

Return on average total tangible assets	I/P	1.22%	1.18%	1.16%	1.08%	1.83%	4	bps		(61	) bps		1.16%	1.15%	1	bps
Return on average total tangible assets, Underlying (non-GAAP)	J/P	1.24	1.20	1.16	1.08	0.96	4	bps		28	bps		1.17	0.91	26	bps

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS											FULL YEAR
							4Q18 Change								2018 Change
		4Q18	3Q18	2Q18	1Q18	4Q17	3Q18			4Q17			2018	2017	2017
							$/bps		%	$/bps		%			$/bps		%
Tangible book value per common share:
Common shares - at period-end (GAAP)	Q	466,007,984	474,120,616	484,055,194	487,551,444	490,812,912	(8,112,632)		(2%)	(24,804,928)		(5%)	466,007,984	490,812,912	(24,804,928)		(5%)
Common stockholders’ equity (GAAP)		$19,977	$19,733	$19,924	$19,812	$20,023	$244		1	($46)		—	$19,977	$20,023	($46)		—
Less: Goodwill (GAAP)		6,923	6,946	6,887	6,887	6,887	(23)		—	36		1	6,923	6,887	36		1
Less: Other intangible assets (GAAP)		31	33	2	2	2	(2)		(6)	29		NM	31	2	29		NM
Add: Deferred tax liabilities related to goodwill (GAAP)		366	363	359	357	355	3		1	11		3	366	355	11		3

Tangible common equity	R	$13,389	$13,117	$13,394	$13,280	$13,489	$272		2%	($100)		(1%)	$13,389	$13,489	($100)		(1%)

Tangible book value per common share	R/Q	$28.73	$27.66	$27.67	$27.24	$27.48	$1.07		4%	$1.25		5%	$28.73	$27.48	$1.25		5%
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:
Average common shares outstanding - basic (GAAP)	S	467,338,825	475,957,526	484,744,354	487,500,618	492,149,763	(8,618,701)		(2%)	(24,810,938)		(5%)	478,822,072	502,157,440	(23,335,368)		(5%)
Average common shares outstanding - diluted (GAAP)	T	469,103,134	477,599,917	486,141,695	489,266,826	493,788,007	(8,496,783)		(2)	(24,684,873)		(5)	480,430,741	503,685,091	(23,254,350)		(5)
Net income per average common share - basic (GAAP)	K/S	$0.96	$0.92	$0.88	$0.78	$1.35	$0.04		4	($0.39)		(29)	$3.54	$3.26	$0.28		9
Net income per average common share - diluted (GAAP)	K/T	0.96	0.91	0.88	0.78	1.35	0.05		5	(0.39)		(29)	3.52	3.25	0.27		8
Net income per average common share - basic, Underlying (non-GAAP)	L/S	0.98	0.93	0.88	0.78	0.71	0.05		5	0.27		38	3.57	2.59	0.98		38
Net income per average common share - diluted, Underlying (non-GAAP)	L/T	0.98	0.93	0.88	0.78	0.71	0.05		5	0.27		38	3.56	2.58	0.98		38
Dividend payout ratio and dividend payout ratio, Underlying:
Cash dividends declared and paid per common share	U	$0.27	$0.27	$0.22	$0.22	$0.18	$—		—%	$0.09		50%	$0.98	$0.64	$0.34		53%
Dividend payout ratio	U/(K/S)	28%	29%	25%	28%	13%	(100	) bps		1,500	bps		28%	20%	800	bps
Dividend payout ratio, Underlying (non-GAAP)	U/(L/S)	27	29	25	28	25	(200	) bps		200	bps		27	25	200	bps

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS									FULL YEAR
						4Q18 Change						2018 Change
	4Q18	3Q18	2Q18	1Q18	4Q17	3Q18		4Q17		2018	2017	2017
						$/bps	%	$/bps	%			$/ bps	%
Mortgage banking fees, Underlying:
Mortgage banking fees (GAAP)	$51	$49	$27	$25	$28	$2	4%	$23	82%	$152	$108	$44	41%
Less: Notable items	(4)	—	—	—	—	(4)	(100)	(4)	(100)	(4)	—	(4)	(100)

Mortgage banking fees, Underlying (non-GAAP)	$55	$49	$27	$25	$28	$6	12%	$27	96%	$156	$108	$48	44%

Other income, Underlying:
Other income (GAAP)	$15	$17	$15	$17	$40	($2)	(12%)	($25)	(63%)	$64	$84	($20)	(24%)
Less: Notable items	(1)	—	—	—	17	(1)	(100)	(18)	(106)	(1)	6	(7)	(117)

Other income, Underlying (non-GAAP)	$16	$17	$15	$17	$23	($1)	(6%)	($7)	(30%)	$65	$78	($13)	(17%)

Salaries and employee benefits, Underlying[1]:
Salaries and employee benefits (GAAP)[1]	$483	$474	$453	$470	$450	$9	2%	$33	7%	$1,880	$1,766	$114	6%
Less: Notable items	6	5	—	—	17	1	20	(11)	(65)	11	17	(6)	(35)

Salaries and employee benefits, Underlying (non-GAAP)[1]	$477	$469	$453	$470	$433	$8	2%	$44	10%	$1,869	$1,749	$120	7%

Outside services, Underlying:
Outside services (GAAP)	$135	$107	$106	$99	$118	$28	26%	$17	14%	$447	$404	$43	11%
Less: Notable items	19	1	—	—	12	18	NM	7	58	20	12	8	67

Outside services, Underlying (non-GAAP)	$116	$106	$106	$99	$106	$10	9%	$10	9%	$427	$392	$35	9%

Occupancy, Underlying:
Occupancy (GAAP)	$92	$81	$79	$81	$80	$11	14%	$12	15%	$333	$319	$14	4%
Less: Notable items	16	—	—	—	—	16	100	16	100	16	—	16	100

Occupancy, Underlying (non-GAAP)	$76	$81	$79	$81	$80	($5)	(6%)	($4)	(5%)	$317	$319	($2)	(1%)

Equipment expense, Underlying:
Equipment expense (GAAP)	$74	$70	$64	$67	$67	$4	6%	$7	10%	$275	$263	$12	5%
Less: Notable items	3	—	—	—	—	3	100	3	100	3	—	3	100

Equipment expense, Underlying (non-GAAP)	$71	$70	$64	$67	$67	$1	1%	$4	6%	$272	$263	$9	3%

Other operating expense, Underlying[1]:
Other operating expense (GAAP)[1]	$117	$131	$127	$120	$137	($14)	(11%)	($20)	(15%)	$495	$542	($47)	(9%)
Less: Notable items	1	3	—	—	11	(2)	(67)	(10)	(91)	4	26	(22)	(85)

Other operating expense, Underlying (non-GAAP)[1]	$116	$128	$127	$120	$126	($12)	(9%)	($10)	(8%)	$491	$516	($25)	(5%)

[1]

As of January 1, 2018, we retrospectively adopted ASU 2017-07, Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which requires the service cost component of net periodic pension and postretirement benefit cost to be reported separately in the Consolidated Statements of Operations from the other components. Prior periods have been adjusted to conform with the current period presentation.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS

(in millions, except ratio data)

		FOURTH QUARTER 2018				THIRD QUARTER 2018				SECOND QUARTER 2018
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$193	$241	$31	$465	$207	$234	$2	$443	$197	$237	($9)	$425
Less: Preferred stock dividends		—	—	15	15	—	—	7	7	—	—	—	—

Net income (loss) available to common stockholders	B	$193	$241	$16	$450	$207	$234	($5)	$436	$197	$237	($9)	$425

Return on average total tangible assets:
Average total assets (GAAP)		$64,187	$53,970	$39,575	$157,732	$62,974	$52,871	$39,779	$155,624	$61,232	$52,170	$39,851	$153,253
Less: Average goodwill (GAAP)		—	—	6,946	6,946	—	—	6,926	6,926	—	—	6,887	6,887
Average other intangibles (GAAP)		—	—	32	32	—	—	22	22	—	—	2	2
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	364	364	—	—	360	360	—	—	357	357

Average tangible assets	C	$64,187	$53,970	$32,961	$151,118	$62,974	$52,871	$33,191	$149,036	$61,232	$52,170	$33,319	$146,721

Return on average total tangible assets	A/C	1.19%	1.78%	NM	1.22%	1.31%	1.75%	NM	1.18%	1.29%	1.82%	NM	1.16%
Efficiency ratio:
Noninterest expense (GAAP)	D	$723	$203	$25	$951	$686	$202	$22	$910	$658	$200	$17	$875
Net interest income (GAAP)		796	384	(8)	1,172	776	380	(8)	1,148	759	376	(14)	1,121
Noninterest income (GAAP)		265	140	16	421	258	140	18	416	228	140	20	388

Total revenue (GAAP)	E	$1,061	$524	$8	$1,593	$1,034	$520	$10	$1,564	$987	$516	$6	$1,509

Efficiency ratio	D/E	68.22%	38.73%	NM	59.69%	66.29%	38.83%	NM	58.20%	66.68%	38.80%	NM	57.95%

		FIRST QUARTER 2018				FOURTH QUARTER 2017
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income	A	$170	$215	$3	$388	$117	$206	$343	$666
Less: Preferred stock dividends		—	—	7	7	—	—	—	—

Net income (loss) available to common stockholders	B	$170	$215	($4)	$381	$117	$206	$343	$666

Return on average total tangible assets:
Average total assets (GAAP)		$61,348	$50,393	$39,782	$151,523	$60,911	$50,169	$40,031	$151,111
Less: Average goodwill (GAAP)		—	—	6,887	6,887	—	—	6,887	6,887
Average other intangibles (GAAP)		—	—	2	2	—	—	2	2
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	355	355	—	—	531	531

Average tangible assets	C	$61,348	$50,393	$33,248	$144,989	$60,911	$50,169	$33,673	$144,753

Return on average total tangible assets	A/C	1.12%	1.73%	NM	1.08%	0.76%	1.62%	NM	1.83%
Efficiency ratio:
Noninterest expense (GAAP)	D	$656	$208	$19	$883	$654	$195	$49	$898
Net interest income (GAAP)		733	357	1	1,091	682	367	31	1,080
Noninterest income (GAAP)		222	125	24	371	229	138	37	404

Total revenue (GAAP)	E	$955	$482	$25	$1,462	$911	$505	$68	$1,484

Efficiency ratio	D/E	68.72%	43.07%	NM	60.43%	71.90%	38.84%	NM	60.52%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)

(in millions, except ratio data)

		FULL YEAR
		2018				2017
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income	A	$767	$927	$27	$1,721	$452	$774	$426	$1,652
Less: Preferred stock dividends		—	—	29	29	—	—	14	14

Net income (loss) available to common stockholders	B	$767	$927	($2)	$1,692	$452	$774	$412	$1,638

Return on average total tangible assets:
Average total assets (GAAP)		$62,444	$52,362	$39,747	$154,553	$59,714	$49,747	$40,492	$149,953
Less: Average goodwill (GAAP)		—	—	6,912	6,912	—	—	6,883	6,883
Average other intangibles (GAAP)		—	—	14	14	—	—	2	2
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	359	359	—	—	534	534

Average tangible assets	D	$62,444	$52,362	$33,180	$147,986	$59,714	$49,747	$34,141	$143,602

Return on average total tangible assets	A/D	1.23%	1.77%	NM	1.16%	0.76%	1.56%	NM	1.15%
Efficiency ratio:
Noninterest expense (GAAP)	E	$2,723	$813	$83	$3,619	$2,593	$772	$109	$3,474
Net interest income (GAAP)		3,064	1,497	(29)	4,532	2,651	1,411	111	4,173
Noninterest income (GAAP)		973	545	78	1,596	905	538	91	1,534

Total revenue (GAAP)	F	$4,037	$2,042	$49	$6,128	$3,556	$1,949	$202	$5,707

Efficiency ratio	E/F	67.47%	39.80%	NM	59.06%	72.93%	39.62%	NM	60.87%